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                      MERRILL LYNCH LIFE INSURANCE COMPANY
                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT

                         SUPPLEMENT DATED JUNE 29, 2007
                                     TO THE
                                 PROSPECTUS FOR
                                  LEGACY POWER
                               (DATED MAY 1, 2002)

This supplement updates the Prospectus for Merrill Lynch Legacy Power issued by Merrill Lynch Life Insurance Company ("MLLIC"). Please retain this supplement with your Prospectus for your reference.

Effective June 29, 2007, we are terminating the Asset Allocation Program. This means that you may no longer allocate your account value to an asset allocation model. If you are currently in the Asset Allocation Program, we will no longer automatically rebalance your account value in accordance with the asset allocation model that you selected. Unless you request a transfer, your account value will remain in the subaccounts in which it is currently allocated.

We recommend that you contact your Financial Advisor to discuss reallocation of your account value at this time. If you wish for us to rebalance your account value on a periodic basis in the future, we recommend that you participate in the Rebalancing Program. For more information on the Rebalancing Program, see "Rebalancing Program" in your Prospectus.

                                      * * *

If you have any questions, please contact your Financial Advisor, or call the Service Center at (800) 535-5549, or write the Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

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